UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2013

FTD Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (Zip Code)

Telephone: (630) 719-7800
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following actions relating to certain compensatory arrangements were approved by the Compensation Committee of the Board of Directors of FTD Companies, Inc. (the “Company”) on November 8, 2013 and ratified by the Board of Directors of the Company on November 13, 2013:

(1)           The Company’s 2013 Incentive Compensation Plan (the “ICP”) was previously described and filed as  Exhibit 10.5 to Amendment No. 6 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission (the “Commission”) on September 30, 2013.  The Company also maintains the 2013 Employee Stock Purchase Plan (the “ESPP”, and together with the ICP, the “Plans”), which was previously filed as Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed with the Commission on November 7, 2013.  The ESPP is a broad-based plan intended to comply with the provisions of Section 423 of the Internal Revenue Code and the regulations thereunder, which plan became effective on November 1, 2013.  At 11:59 p.m., Eastern time, on October 31, 2013, United Online, Inc., a Delaware corporation and the former parent company of the Company (“UOL”), effected a one-for-seven reverse stock split (the “Reverse Stock Split”) of its common stock, par value $0.0001 per share (“UOL Common Stock”).  Subsequently thereafter, as of 12:01 a.m., Eastern time, on November 1, 2013, holders of UOL Common Stock were distributed one share of the common stock of the Company, par value $0.0001 per share (“FTD Common Stock”), for every five shares of UOL Common Stock they held as of the close of business on October 10, 2013, the record date (prior to giving effect to the Reverse Stock Split) (the “Separation”).  The terms of each of the Plans provide for certain adjustments to be made thereunder upon the occurrence of certain specified events, which such events include the Reverse Stock Split and the Separation.  The Plans filed herewith as Exhibits 10.1 and 10.2 to this report have been updated solely to reflect the share adjustments required by the terms of the Plans resulting from the occurrence of the Separation and the Reverse Stock Split.

(2)           The following award agreements to be used for grants under the ICP were adopted and are filed herewith as Exhibits 10.3, 10.4, 10.5 and 10.6 to this report: (a) form of restricted stock unit issuance agreement for officers with employment agreements; (b) form of stock option agreement for officers with employment agreements; (c) form of restricted stock unit issuance agreement for directors (initial grant); and (d) form of restricted stock unit issuance agreement for directors (annual grant).

(3)           Pursuant to the terms of the Employment Agreements between the Company and each of Robert S. Apatoff and Becky A. Sheehan, effective as of November 1, 2013 (filed as Exhibits 10.6  and 10.7 to Amendment No. 4 to the Company’s Registration Statement on Form 10 filed with the Commission on September 9, 2013) (the “Employment Agreements”), the following awards were granted to such individuals on November 8, 2013 (the “Grant Date”) pursuant to the ICP and the forms of executive agreements described above: (a) restricted stock unit awards covering 78,267 shares and 20,349 shares of FTD Common Stock, respectively; and (b) stock options with respect to 78,267 and 20,349 shares of FTD Common Stock, respectively, at an exercise price of $31.04 per share, which awards shall vest at the rate of one-third on each of the first three anniversaries of the Grant Date and shall otherwise be subject to the terms of the ICP and forms of award agreement.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan

10.2	FTD Companies, Inc. Amended and Restated 2013 Employee Stock Purchase Plan

10.3	Form of Restricted Stock Unit Issuance Agreement for Officers With Employment

Agreements

10.4	Form of Option Agreement for Officers With Employment Agreements

10.5	Form of Restricted Stock Unit Issuance Agreement for Non-Employee Directors (Initial Grant)

10.6	Form of Restricted Stock Unit Issuance Agreement for Non-Employee Directors (Annual Grant)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2013	FTD COMPANIES, INC.

	By:	/s/ Becky A. Sheehan
Becky A. Sheehan
Executive Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan

10.2	FTD Companies, Inc. Amended and Restated 2013 Employee Stock Purchase Plan

10.3	Form of Restricted Stock Unit Issuance Agreement for Officers With Employment Agreements

10.4	Form of Option Agreement for Officers With Employment Agreements

10.5	Form of Restricted Stock Unit Issuance Agreement for Non-Employee Directors (Initial Grant)

10.6	Form of Restricted Stock Unit Issuance Agreement for Non-Employee Directors (Annual Grant)